INVESTOR PRESENTATION January 2024 Exhibit 99.1

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “expect,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include, but are not limited to, statements concerning: the protein engineering capabilities of Mural Oncology plc (the “Company”); the potential therapeutic and commercial value, and anticipated safety profile, of the Company’s engineered cytokine programs and product candidates, including nemvaleukin alfa (“nemvaleukin”) as a cancer immunotherapy when used as monotherapy or in combination, and its broad potential utility across a wide array of tumor types and indications and its potential dosing optionality; the Company’s expectations regarding timelines and plans for the development of its engineered cytokines, including, for nemvaleukin, expectations related to ongoing clinical studies in the ARTISTRY development program, the ability of ongoing studies to support potential registration, and potential for expansion of the development program, including to explore novel combinations with other cancer treatments; and the sufficiency of the Company’s existing cash resources for the period anticipated. You are cautioned that forward-looking statements are inherently uncertain. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the inherent risks and uncertainties associated with competitive developments, preclinical development, clinical trials, recruitment of patients, product development activities and regulatory approval requirements; preclinical or interim results and data from ongoing clinical studies of the Company’s cytokine programs and product candidates may not be predictive of future or final results from such studies, results of future clinical studies or real-world results; future clinical trials or future stages of ongoing clinical trials may not be initiated or completed on time or at all; the Company’s product candidates, including nemvaleukin, could be shown to be unsafe or ineffective; changes in the cost, scope and duration of development activities; the U.S. Food and Drug Administration (“FDA”) may make adverse decisions regarding the Company’s product candidates; the separation may adversely impact the Company’s ability to attract or retain key personnel that support the Company’s oncology business; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and in subsequent filings the Company may make with the SEC, which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation.

Section 1: Executive Summary

Mural Oncology - Building a Novel Engineered Cytokine Company

Mural Oncology

1. **Mural Oncology is a new, independent publicly traded company** with $275M in cash[1], providing runway into 4Q 2025. Highly experienced senior leadership team with deep immuno-oncology experience

2. **Portfolio of novel, investigational cytokines** engineered to optimize the "known knowns" of native interleukins (IL) – retain their high potency while potentially overcoming their low tolerability

3. **Nemvaleukin is an intrinsically active, stable fusion protein which does not degrade into native-IL-2** and is designed to selectively bind to the intermediate-affinity IL-2 receptor, enabling a potentially enhanced therapeutic window

4. **Nemvaleukin has generated compelling clinical data to date,** with durable responses[2] in monotherapy and in PD-1 combination across a range of tumor types. ARTISTRY-6 and ARTISTRY-7 readouts both expected in 1H 2025[3]

5. **IL-18 and IL-12 programs in development** with potentially differentiated therapeutic properties and leveraging advanced protein engineering capabilities. Candidate nominations expected in 2024

1. Cash balance as of Nov 15, 2023
2. Durable response defined as a response with a duration that exceeds the response generally observed with standard of care treatment; in the context of high unmet disease states such as mucosal melanoma and platinum-resistant ovarian cancer ("PROC"), a response that exceeds six months is considered durable
3. Subject to patient enrollment

4
Abbrev.: **IL-2:** interleukin-2: **IL-12:** interleukin-12; **IL-18:** interleukin-18

© 2024 MURAL ONCOLOGY. All rights reserved.

Industry Leading Management Team and Board of Directors Executive Team Caroline Loew, Ph.D. CEO Vicki Goodman, M.D. CMO Maiken Keson-Brookes CLO Adam Cutler CFO Board of Directors Caroline Loew, Ph.D. Susan Altschuller, Ph.D., MBA Francis Cuss, M.B., B.Chir., FRCP Scott Jackson, MBA - Chairman Benjamin Hickey, MBA

Pipeline Overview – Near-Term Milestones

Nemvaleukin

Indication	*Dosing*	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Program Milestones
Platinum Resistant Ovarian Cancer (PROC) (ARTISTRY-7)	*Nemvaleukin (IV) Monotherapy and Combination with Pembrolizumab (Potentially Registrational)*						Interim OS readout projected in 1Q 2025[1]
Mucosal Melanoma (ARTISTRY-6)	*Nemvaleukin (IV) Monotherapy (Potentially Registrational)*						Top-line data readout projected in 1H 2025[1]
Advanced Solid Tumors (ARTISTRY-3)	*Nemvaleukin (LFIV) Monotherapy and Combination with Pembrolizumab*						Recommended Phase 2 dose selection expected in 1Q 2024[1]

Program	*Mechanism*	Anticipated Program Milestones
IL-18	*Engineered IL-18*	Candidate nomination projected in 2024
IL-12	*Tumor-targeted self-assembling split IL-12*	Candidate nomination projected in 2024

1. Subject to patient enrollment

Abbrev.: **IV**: intravenous; **LFIV:** less frequent IV dosing

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MURAL ONCOLOGY

Mural's Novel Approach to Cytokine Design Seeks to Elevate Immunotherapy Treatment for Cancer Patients

Immunotherapy (IO) has transformed oncology over the last few decades and continues to generate staggering sales

$88 B

Projected by 2027[1]

Despite the progress of IO treatment, most patients fail to benefit from current treatments

- Minority of patients respond to anti-PD-(L)1 therapy
- Responders often experience disease progression

MURAL ONCOLOGY™

Developing elegantly engineered cytokines to unlock the promise of IO for broader cancer populations

Deep Biologic Understanding

Sophisticated Fit-for-purpose Protein Engineering



Elegantly Designed Cytokines

Developed to meaningfully enhance utility of selected protein

Foundational Approach: Proprietary "Picasso" Technology

Protein X


C
B
A
D
N
C



Circular Permutation

Picasso X


C
C
N
B
A
D



Introduces new termini to aid design of novel fusion proteins

Extracted from Lei Q, et al. Front. Cell Dev. Biol. 2020;8:00672

1. GlobalData Thematic Research: Immuno-Oncology

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MURAL ONCOLOGY

Mural's Core Competency: Fit-For-Purpose Engineered Cytokines

Program		Technical challenge	Protein engineering solution
Nemvaleukin[1] (IL-2 fusion protein)	IL-2Rβ IL-2Rg STAT5	• Systemic toxicities due to preferential binding to immunosuppressive high-affinity IL-2R	• Fusion of circularly permuted IL-2 with IL-2Rα subunit resulting in only activating immunostimulatory intermediate-affinity IL-2R
Engineered IL-18	IL-18Rα IL-18Rβ MYD88	• Limited clinical efficacy due to IL-18BP tightly binding to IL-18, neutralizing IL-18 receptor activation	• Engineered IL-18 designed with a half-life extension and resistant to IL-18BP neutralization, while retaining native IL-18 activity
Tumor-targeted split IL-12	IL-12Rα IL-12Rβ STAT4	• Clinical utility limited by severe toxicities at efficacious doses	• Separate inactive tumor-targeted IL-12 subunits that preferentially assemble and activate in the tumor

1. Intrinsically active stable, not degraded fusion protein, sterically occluded from binding to the high-affinity IL-2R

Abbrev.: **T_{regs}**: regulatory T cells; **rhIL:** recombinant human IL; **IL-2R:** IL-2 receptor; **IL-2Rα**: IL-2R alpha, **IL-18BP:** IL-18 binding protein

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MURAL ONCOLOGY

Section 2: Nemvaleukin Alfa

Nemvaleukin is Meaningfully Differentiated from Native IL-2



IL-2
α
β
γ
CD25
CD122
CD132
T_{reg} cell
High-Affinity
Receptor-Bearing Cell
Immunosuppression
β
γ
CD122
CD132
CD8⁺ T cell
NK cell
Intermediate-Affinity
Receptor-Bearing Cell
Immunostimulation
α
IL-2
Nemvaleukin
Nemvaleukin
α
β
γ
CD25
CD122
CD132
T_{reg} cell
High-Affinity
Receptor-Bearing Cell
β
γ
CD122
CD132
CD8⁺ T cell
NK cell
Intermediate-Affinity
Receptor-Bearing Cell
Immunostimulation

Native IL-2

- Preferential binding to high-affinity IL-2R
- Immunosuppressive activity outweighs immunostimulant activity

Our Design Objective

Fuse IL-2 to α subunit to block activation of high-affinity IL-2R

Nemvaleukin

- Sterically occluded from binding to the high-affinity IL-2R
- Activity focused on immunostimulation

Source: Lopes J, et al. *J Immunother Cancer*. 2020;8:e000673.

10 Abbrev.: **IL-2R**: IL-2 receptor; **hdIL-2:** high dose IL-2

© 2024 MURAL ONCOLOGY. All rights reserved.

Nemvaleukin Design Detail

Rigorous Selection of α Subunit for Fusion to IL-2

Application of PICASSO™ Technology

Nemvaleukin

Elegantly-designed fusion protein harnessing IL-2 immunostimulant biology


IL-2Rα

- Directly blocks α component of high affinity IL-2R
- Native component of IL-2 receptor immune system



Circular permutation & fusion to α subunit

- **Minimal alteration to IL-2 sequence**
  - Allows appropriate placement of α subunit
- **Maintains IL-2 structure**
  - Preserves confirmation and activity at intermediate affinity IL-2R


C
IL-2Rα
IL-2
N

✓ Sterically occluded from high-affinity IL-2R
✓ Minimizes immunogenicity risk

✓ Results in stable fusion protein

✓ Intrinsically active
✓ No metabolic or proteolytic conversion

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Abbrev.: **IL-2R**: IL-2 receptor; **IL-2Rα:** IL-2R alfa

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MURAL ONCOLOGY

Clinical Pharmacodynamic Effects of Nemvaleukin: More NK Cells and Fewer Tregs than High-Dose IL-21,2 Nemvaleukin data are from the 6 μg/kg cohort in Part A of ARTISTRY-1. For fold change plots, data are mean + SE (N=10). For time course plot, data are mean + SD (N=12). 1. Vaishampayan et al. Oral Abstract 2500 presented at ASCO 2022. 2. Bhatt et al. Poster P123 presented at SITC 2018. HD, high-dose; IL-2, interleukin-2; IV, intravenous; NK, natural killer; SD: Standard deviation; SE: Standard Error; TID, 3 times daily; Treg, regulatory T cell Nemvaleukin: CD8 T and NK cells preferentially activated while Tregs remained suppressed Nemvaleukin1 High-Dose IL-22 High-dose IL-2 33 µg/kg IV TIDx5 Cycle 1 (14 days) Cycle 2 (21 days) 0 5 10 15 Day 25 30 35 40 0 500 1000 1500 2000 Absolute count (cells/L blood) 20 Total NK cells Total CD8+ T cells FOXP3+ Treg Immune cell expansion Cycles 1 – 2

Nemvaleukin Characteristics Significance Designed to include IL-2Rα and minimize  non-native sequences   Potentially reduced immunogenicity and more native-like-IL-2 signaling potential Does not require activation by tumor intrinsic factors Immediately active upon delivery Limited binding to high affinity IL-2R Potentially enhances therapeutic window Observed expansion of CD8/NK cells with minimal effect on regulatory T cells in humans Potentially greater therapeutic window and reduced immune suppression Observed monotherapy responses in multiple tumor types Validation of our design and approach Demonstrated clinical activity post-CPI progression and in CPI-unapproved tumor types Clinical activity in patients who no longer respond to CPI therapies Product candidate is in Phase 2/3, potentially registrational, trials Potentially first IL-2 variant to market Nemvaleukin: Potential First-in-Class, Differentiated Immunotherapy  Design PK/PD Clinical Abbrev.: CPI: checkpoint inhibitor

Nemvaleukin: Deliberate and Focused Development Program

Type of Clinical Trial	Trial Name / Phase	Tumor Types	Dosing	Mono or Combo? Status
Foundational	ARTISTRY-1 Phase 1/2	Advanced solid tumors	Daily IVx5	- Multiple responses in mono and combo - Trial complete
Potentially Registrational Enabling	ARTISTRY-6* Phase 2	Mucosal melanoma	Daily IVx5	- Monotherapy - Enrollment ongoing
	ARTISTRY-7 Phase 3	Platinum-resistant ovarian cancer	Daily IVx5	- Pembro combo - Enrollment ongoing
Alternative Dosing	ARTISTRY-2 Phase 1/2	Advanced solid tumors	SC Q1W	- Combo with pembro - Data maturing
	ARTISTRY-3 Phase 1/2	Select advanced solid tumors	Less frequent IV	- Monotherapy - RP2D expected 1Q 2024

* Cohort 2 of Artistry-6 is registrational enabling and explores daily IVx5 dosing in mucosal melanoma. Cohort 1 and Cohort 3 explore SC Q1W and less frequent IV dosing, respectively, in cutaneous melanoma.

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Abbrev.: **IV**: Intravenous; **SC:** Subcutaneous

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MURAL ONCOLOGY

ARTISTRY-1: First-In-Human Trial of IV Nemvaleukin Global, Multicenter, Open-Label Phase 1/2 Trial

PART A: DOSE ESCALATION[1]

Selection of RP2D, 6μg/kg

Median Prior lines of therapy
Part B Monotherapy Melanoma: 3
Part B Monotherapy RCC: 2
Part C Combination therapy: 3

DOSE EXPANSION

PART B: MONOTHERAPY[2]

RP2D: Nemvaleukin 6 μg/kg IV[2]

Advanced melanoma (n=47): CPI pretreated

Advanced RCC (n=27): CPI naive or pretreated

Objectives: safety and anti-tumor activity[3]

PART C: COMBINATION THERAPY

Nemvaleukin 3 or 6 μg/kg IV[2] + pembrolizumab 200 mg IV

Select advanced tumor cohorts (N=162):

- Safety run-in, nemvaleukin 1 μg/kg + pembro (n=3)
- C1: PD-(L)1 unapproved[4]: pretreated (n=42)
- C2: PD-(L)1 approved[4]: CPI pretreated (n=26)
- C3: PD-(L)1 approved[4]: CPI naive (n=26)
- C4: Monotherapy rollover (n=39)
- C5: Melanoma: treatment naive (n=3)
- C6: NSCLC: CPI relapsed (n=21)
- C7: HNSCC: CPI naive (n=2)

Objectives: safety and anti-tumor activity[3]

NCTO2799095
1. Patients from Parts A and B could roll over to Part C upon progression or stable disease (after ≥ 4 cycles) on monotherapy
2. Nemvaleukin daily Q5D, then off treatment for 9 days (cycle 1) or 16 days (cycle 2+)
3. ORR assessed by investigator (RECIST v1.1)
4. Nemvaleukin 3 μg/kg/d in C1-C4, 6 μg/kg/d in C5-C7. PD-(L)1 approved/unapproved indication based on FDA prescribing information and may have changed over time

15

Abbrev.: **1-7**: Cohort 1-7; **CPI**: checkpoint inhibitor; **HNSCC**: head & neck squamous cell carcinoma; **IV**: intravenous; **NSCLC**: non-small cell lung cancer; **ORR**: overall response rate; **PD-(L)1**: programmed death (ligand) 1; **RCC**: renal cell carcinoma; **RECIST**: Response Evaluation Criteria In Solid Tumors; **RP2D**: recommended phase 2 dose

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MURAL ONCOLOGY

Nemvaleukin's Adverse Event Profile in ARTISTRY-1 Was Consistent with Our Expectations Based on its Mechanism of Action



Pyrexia 64 1 49
Neutropenia/Neutrophil count decreased 8 49 21 7
Chills 42 5 55
Nausea 38 27
Hypotension 31 3 21
Aspartate aminotransferase increased 26 5 5 10
Alanine aminotransferase increased 23 7 3 12
Anemia 18 10 11 10
Fatigue 23 1 4 25
Headache 20 16
Vomiting 19 16
Decreased appetite 18 1 12
Tachycardia 14 17
Dyspnoea 11 2 6
Thrombocytopenia 11 2 9
Lymphopenia 4 3 10 5
Diarrhea 5 15
White blood cell count decreased 5 1 11
Monotherapy
Part B
(N=74)
Combination
Part C
(N=166)
70 60 50 40 30 20 10 0 10 20 30 40 50 60 70
Patients (%)
Grade 3-4
Grade 1-2
Grade 3-4
Grade 1-2

- Administered on outpatient basis; most frequent AEs were manageable with supportive care
- AE profile consistent with nemvaleukin mechanism of action
- Monotherapy safety profile was similar to combination, with no additive toxicity
- Most frequently observed grade 3-4 TRAE: neutropenia[1]
  - Median duration 4 days; not associated with risk of serious infections or febrile neutropenia
- TRAEs leading to discontinuation: 4% (monotherapy)[2], 4% (combination)[3]

1. Includes neutropenia and neutrophil count decreased
2. TRAEs leading to discontinuation in monotherapy were Gr3 failure to thrive, Gr3 bronchospasm, Gr2 ECG T wave abnormal, and Gr1 cardiac troponin increase
3. TRAEs leading to discontinuation in combination were Gr5 starvation, Gr3 arthralgia, Gr3 fatigue, Gr3 pneumonia, and Gr2 cytokine release syndrome

Part C includes patients who received nemvaleukin at 1, 3, or 6 µg/kg IV in combination with pembrolizumab 200 mg IV. Data as of Mar 27, 2023

16 Data as of March 27, 2023

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ARTISTRY-1: Nemvaleukin Combination Treatment with Pembrolizumab Demonstrated Durable Responses Data cut off Mar 27 2023 Abbrev.: BEV: bevacizumab; CBP: carboplatin; CDDP: cisplatin; CR: complete response; DOC: docetaxel; FDA: Food and Drug Administration; GEM: gemcitabine; mo: month; NIR: niraparib; PAC: paclitaxel; PCA: paclitaxel albumin; PD: progressive disease; PD-(L)1: programmed death (ligand) 1; PLD: pegylated liposomal doxorubicin hydrochloride; PR: partial response; PROC: platinum-resistant ovarian cancer; SD: stable disease; TAM: tamoxifen; TOP: topotecan; uPR: unconfirmed PR Best overall response n (%) PROC (n=14) CR 2 (14.3%) PR 2 (14.3)* SD 6 (42.9) PD 2 (33.3) ORR, n (%) 4 (28.6)* DCR, n (%) 10 (71.4)* Median DOR in weeks 65.5 Cohort 1 * Includes 1 confirmed PR, 1 unconfirmed PR

ARTISTRY-7: Phase 3 / Potentially Registrational Study for Platinum-Resistant Ovarian Cancer

Investigational Nemvaleukin IV ± Pembrolizumab Versus Pembrolizumab Monotherapy or Chemotherapy

Estimated 448 participants

Randomization
3:1:1:3
Futility analysis planned for monotherapy arms [1]

Key eligibility criteria

- Platinum-resistant/ refractory epithelial ovarian, fallopian tube, or primary peritoneal cancer
- At least 1L of systemic platinum therapy and ≤5L of systemic platinum-resistant therapy
- Prior bevacizumab treatment
- Measurable disease by RECIST v1.1

Arm 1
Nemvaleukin IV 6 µg/kg + Pembrolizumab IV 200 mg
21-day cycles
Daily IV | 16-day nontreatment period

Arm 2
Pembrolizumab IV 200 mg
21-day cycles
20-day nontreatment period

Arm 3
Nemvaleukin IV 6 µg/kg
21-day cycles
Daily IV | 16-day nontreatment period

Arm 4
Investigator's Choice Single-Agent Chemotherapy

- **PLD IV**, 40 mg/m² (Day 1 of 28-day cycle)
- **Paclitaxel IV**, 80 mg/m² (Days 1, 8, 15, and 22 of 28-day cycle)
- **Topotecan IV**, 4 mg/m² (Days 1, 8, and 15 of 28-day cycle)
- **Gemcitabine IV**, 1000 mg/m² (Days 1 and 8 of 21-day cycle)

Key Endpoints

Primary outcome measure:

- Overall survival (OS)

Secondary outcome measures:

- PFS, ORR, DCR, DOR, and TTR
- CA-125 response
- TEAEs

Clinical trial and supply agreement with MSD (a tradename of Merck & Co., Inc. Rahway, NJ, USA)

Conduct of trial is in association with The GOG Foundation, Inc. (GOG), the European Network of Gynaecological Oncological Trial groups (ENGOT), and the Asia-Pacific Gynecologic Oncology Trials Group (APGOT)

↓ Pembrolizumab dosing ↓ Nemvaleukin dosing

[a] Alternative topotecan regimen: 1.25 mg/m² on Days 1-5 of 21-d cycles
[b] Response per RECIST v1.1
[c] Response per GCIG

1. Herzog T et al. Poster presented at the Society for Gynecologic Cancers Annual Meeting (SGO), Phoenix, AZ, March 18-21, 2022

Abbrev.: **CA-125**: cancer antigen-125; **DCR**: disease control rate; **DOR**: duration of response; **GCIG**: Gynecologic Cancer InterGroup; **IV**: intravenous; **ORR**: objective response rate; **PFS**: progression-free survival; **PLD**: pegylated liposomal doxorubicin; **RECIST**: Response Evaluation Criteria in Solid Tumors; **TEAE**: treatment-emergent adverse event; **TTR**: time to response

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ARTISTRY-1: Nemvaleukin Demonstrated Durable Monotherapy Responses in Melanoma (Part B)



Patients (prior lines of therapy)
Duration of treatment, weeks
6 mo
12 mo
18 mo
24 mo
30 mo
36 mo
42 mo
M1
C1
C2
C3
C4
M2
Patient | Prior therapies | Best overall response | Time on therapy (weeks)
M1 | 1: adj NIVO | PR | 178 ▶
M2 | 1: adj NIVO | uPR | 18
C1 | 6: adj NIVO, adj DAB/TRAM, adj VEM, adj BIN/ENCO, TVEC, TVEC/IPI | PR | 88
C2 | 4: adj NIVO, LGK974, MK4621-002, BMS-98218/NIVO | PR | 101 ▶
C3 | 2: adj IPI, PEMBRO | PR | 31
C4 | 4: ATEZO/COB, NIVO, MV AGI-101H, CBP/PAC | uPR | 19 (Part B) 10 (Part C)
SD
PD
PR
CR
Treatment ongoing
Rollover to Part C
Mucosal melanoma
Cutaneous melanoma

Responses per RECIST v1.1

	All[a,b] (n=46)	Mucosal (n=6)
Best overall response, n (%)		
CR	0	0
PR	6 (13.0)[c]	2 (33.3)[d]
SD	30 (65.2)	2 (33.3)
PD	10 (21.7)	2 (33.3)
ORR, n (%) [95% CI]	6 (13.0) [4.9-26.3][c]	2 (33.3) [4.3-77.8][d]
DCR, n (%) [95% CI]	36 (78.3) [63.6-89.1] [c]	4 (66.7) [22.3-95.7] [d]
DOR in weeks[d], Mean (SD) Median (range)	40.77 (55.6) [c] 16.75 (6.1-150.3)	78.2 (101.9)[d] 78.2 (6.1-150.3)

[a] Excludes 1 patient who did not meet tumor-evaluable criteria. [b] Patients with mucosal, cutaneous, uveal, acral included in 'All'. [c] Includes 4 confirmed PRs, 2 unconfirmed PRs, [d] 1 confirmed PR. [e] DOR for Part B only and does not include patients who rolled over to Part C; some patients may still be on treatment

- All responders had been on prior CPI therapy and progressed
- FDA Orphan Drug and Fast Track designations, as well as MHRA's ILAP Innovation Passport, granted in mucosal melanoma
- Data supported design of ARTISTRY-6 study

Data cut off Mar 27, 2023

Abbrev.: **adj**: adjuvant; **ATEZO**: atezolizumab; **BIN**: binimetinib; **CBP**: carboplatin; **CI**: confidence interval; **COB**: cobimetinib; **CPI**: checkpoint inhibitor; **CR**: complete response; **DAB**: dabrafenib; **DCR**: disease control rate (CR+PR+SD); **DOR**: duration of response; **ENCO**: encorafenib; **FDA**: US Food and Drug Administration; **IPI**: ipilimumab; **MHRA:** Medicines and Healthcare products Regulatory Agency; **MV**: melanoma vaccine; **NA**: not applicable; **NIVO**: nivolumab; **ORR**: overall response rate; **PAC**: paclitaxel; **PD**: progressive disease; **PEMBRO**: pembrolizumab; **PR**: partial response; **SD**: stable disease; **TRAM**: trametinib; **TVEC**: talimogene laherparepvec; **VEM**: vemurafenib

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Cohort 2 of ARTISTRY-6: Phase 2 / Potentially Registrational Trial of Nemvaleukin in Mucosal Melanoma

Key eligibility criteria [1]

- Unresectable and/or metastatic mucosal melanoma
- Patient has received anti–PD(L)-1 ± anti–CTLA-4 therapy
- No more than 1 prior systemic therapy
- Measurable disease per RECIST v1.1
- ECOG PS 0-1

Cohort 2
Mucosal melanoma (N=90)
Nemvaleukin IV 6 µg/kg QDx5 Monotherapy


Daily IV
16-day nontreatment period
21-day cycles[a]

Key endpoints

- **Primary:** ORR per RECIST v1.1 (by independent central review)
- **Key secondary:** DOR, PFS, DCR, TTR per RECIST v1.1 (by independent central review)

[a] With the exception of Cycle 1, which is 14 days (daily IV for 5 days + 9 days nontreatment), all cycles were 21 days[3]

↓ Nemvaleukin dosing

- ARTISTRY-6 also includes Cohorts 1 and 3, which are designed to explore alternative dosing regimens of nemvaleukin in cutaneous melanoma

1. https://clinicaltrials.gov, NCT04830124

Abbrev.: **CTLA-4:** cytotoxic T-lymphocyte–associated antigen 4; **DCR**: disease control rate; **DOR**: duration of response; **ECOG PS**: Eastern Cooperative Oncology Group performance status; **IV**: intravenous; **ORR**: objective response rate; **PD-(L)1**: programmed death (ligand) 1; **PFS**: progression-free survival; **RECIST**: Response Evaluation Criteria in Solid Tumors; **TTR**: time to response

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Focused on Initial, Potentially Registrational Indications with Compelling Expansion Opportunities Clarivate Epidemiology; Estimated number of patients in the U.S. and Europe Represents 3rd line PROC patients  Abbrev.: CPI: Checkpoint Inhibitor; MOA: Mechanism of Action; RCC: Renal Cell Carcinoma; NSCLC: Non-small cell lung cancer Initial Development  Two indications with unmet need Planned Expansion Into Broader Cancer Indications Evolution of a proven cytokine provides opportunity to expand utility Platinum-Resistant Ovarian Cancer 13K Patients1,2 FDA Fast Track Designation In combination with pembrolizumab Potential to provide an immunotherapy option to an indication where CPIs have failed Mucosal Melanoma 2K Patients1 FDA Fast Track and Orphan Drug Designation Opportunity to further establish monotherapy efficacy in a larger patient cohort Potential to be first approval specific to mucosal melanoma Earlier Lines of Therapy in Ovarian and Cutaneous Melanoma 40K+  First line patients in each indication1 Multiple complete and partial responses  Observed in both cutaneous melanoma and ovarian cancer in combination with an anti-PD-(L)1 therapy Other Mechanistic Combinations Scientific rationale for many combinations to advance cancer treatment across a range of tumor types Apply design and development approach to advance additional immunotherapy applications

Exploration of Alternative Dose Administration and Schedule Underway to Further Optimize Nemvaleukin Profile 5x 2x ARTISTRY-3 Phase 1 Monotherapy 5x daily Q3W Future Nemvaleukin  Clinical Trials ARTISTRY-1 Phase 1/2 Monotherapy / Dose Escalation / Expansion / Combination ARTISTRY-6 Phase 2 Mucosal Melanoma ARTISTRY-7 Phase 3 PROC 5x daily Q3W Dosing modeled after approved high-dose IL-2 2x (day 1,4 or day 1,8) Q3W Improved patient-friendly dosing schedule RP2D expected 1Q 2024 Abbrev.: PROC: Platinum-resistant ovarian cancer; RP2D: Recommended Phase 2 Dose

Section 3: Additional Pipeline Programs

IL-18 Engineering: Resist IL-18BP Checkpoint to Unleash the Therapeutic Potential of IL-18 Challenge to IL-18 Internal expertise in protein engineering Mural Solution: Engineer IL-18 variants resistant to IL-18BP Resist IL-18 neutralization by immune checkpoint IL-18BP Retain and optimize IL-18 activity Increase exposure via half-life extension 1 2 Design Approach via Mutation(s): NK / CD8+ T / DCs IL-18R IL-18R IL-18v IL-18BP IL-18BP-rich TME Re-invigorates dysfunctional T-cells ↑Anti-tumor immunity IL-18R IL-18R IL-18 IL-18BP IL-18BP-rich TME IL-18BP Minimal IL-18 Signaling Lack of anti-tumor immunity 3

Preclinical Studies Demonstrated Improved Potency with Maximal Resistance to IL-18BP Inhibition No Detectable Binding of Variants to IL-18BP Note: No detectable binding of IL18 Variants to  hIL-18BP  WT-IL18 IL18 Variant 1 IL18 Variant 2 Variants with Broad Range of Potency vs WT IL-18 with Resistance to IL-18BP Suppression *Mural internal data

IL-12 Engineering: Tumor Site-Specific Assembly of Functional IL-12 Designed to Limit Systemic IL-12 Exposure IL-12 subunits are fused to Mural’s antibody fragments Tumor-targeted IL-12 subunits Non-targeted engineered inactive subunits Tumor-targeting Antibody fragments p35 Treat with targeted p35 subunit Clearance of systemic p35 subunits from circulation Results in active IL-12 in the tumor Treat with targeted p40 subunit *IL-12 subunits could be both cis- and trans-acting Active IL-12 assembly in situ Cancer Cancer cells expressing tumor antigen Cancer IL-12R Activated T Cell Active IL-12* Tumor-killing toxins Assemble functional IL-12 in the tumor with goals of avoiding toxicity associated with systemic exposure and maximizing the IL-12 therapeutic window p35 p40 p40

Preclinical Studies Provide Proof of Mechanism with a Clear Pharmacodynamic Response

- In general, IL-12 anti-tumor activity observed in preclinical studies has been driven by activation of innate and adaptive immune compartments and production of IFN-γ[1,2]
  - Clinical utility has been limited by severe toxicities from systemic exposure leading to a narrow therapeutic index[1,2,3]
- Mural's sequential administration of tumor-targeted IL-12 subunits resulted in a dose-dependent increase in serum IFN-γ levels

PBMC Humanized NCG Mouse Model



Serum IFN-γ (ng/ml)
0
10
20
30
40
50
****
****
**
****
vehicle
IL-12
Tumor-targeted IL-12 Subunits (Low dose)
Tumor-targeted IL-12 Subunits (High dose)
vehicle
Single chain IL-12
p40 Subunit
+
p35 subunit

1. Nguyen KG et. al. Cancer Immunotherapy. Front. Immunol. October 15 2020 11:575597
2. Vecchio MD et. al. Clin Cancer Res August 15 2007 (13) (16) 4677-4685
3. Strauss J et. al. Clin Cancer Res January 1 2019 (25) (1) 99-109

Source: Company internal data on file

27 Abbrev: **rhIL-12**: recombinant human IL-12; **GLP:** good laboratory practice

© 2024 MURAL ONCOLOGY. All rights reserved.

Mural Oncology - Building a Novel Engineered Cytokine Company

Mural Oncology

1. **Mural Oncology is a new, independent publicly traded company** with $275M in cash[1], providing runway into 4Q 2025. Highly experienced senior leadership team with deep immuno-oncology experience

2. **Portfolio of novel, investigational cytokines** engineered to optimize the "known knowns" of native interleukins – retain their high potency while potentially overcoming their low tolerability

3. **Nemvaleukin is an intrinsically active, stable fusion protein which does not degrade into native-IL-2** and is designed to selectively bind to the intermediate-affinity IL-2 receptor, enabling a potentially enhanced therapeutic window

4. **Nemvaleukin has generated compelling clinical data to date,** with durable responses[2] in monotherapy and in PD-1 combination across a range of tumor types. ARTISTRY-6 and ARTISTRY-7 readouts both expected in 1H 2025[3]

5. **IL-18 and IL-12 programs in development** with potentially differentiated therapeutic properties and leveraging advanced protein engineering capabilities. Candidate nominations expected in 2024

1. Cash balance as of Nov 15, 2023
2. Durable response defined as a response with a duration that exceeds the response generally observed with standard of care treatment; in the context of high unmet disease states such as mucosal melanoma and platinum-resistant ovarian cancer ("PROC"), a response that exceeds six months is considered durable
3. Subject to patient enrollment

28 Abbrev.: **IL-2:** interleukin-2: **IL-12:** interleukin-12; **IL-18:** interleukin-18

© 2024 MURAL ONCOLOGY. All rights reserved.

MURAL ONCOLOGY

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